UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2019

HECLA MINING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8491	77-0664171
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6500 North Mineral Drive, Suite 200

Coeur d'Alene, Idaho 83815-9408

(Address of principal executive offices) (Zip Code)

(208) 769-4100

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	HL	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, par value $0.25 per share	HL-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 – Termination of a Material Definitive Agreement

On December 18, 2019, Hecla Mining Company (the “Company”) entered into an Exchange Agreement (“Agreement”) pursuant to which it has issued 10,654,856 shares of Company common stock, par value $0.25 per share (the “Shares”) as prepayment of Canadian $40 million (approximately $30.5 million U.S. Dollars (“USD”) as of December 18, 2019) in aggregate principal amount of its Series 2018-A Senior Notes due May 1, 2021 (the “Notes”) previously held by Ressources Québec (“RQ”), a subsidiary of Investissment Québec, a financing arm of the Québec government. Using the closing price of a share of Hecla common stock as reported by the New York Stock Exchange on December 18, 2019, the Shares had a total value of approximately Canadian $43.8 million (approximately USD $33.5 million). The Notes were originally issued on March 5, 2018 pursuant to a Note Purchase Agreement. Under the terms of the Agreement, the Company’s obligations under the Notes are fully discharged, the Note Purchase Agreement is terminated, and the Company has no remaining liability to RQ under the Notes or the Note Purchase Agreement. In the Agreement, the Company agreed to grant RQ the right to participate, in an amount up to USD $35 million (or such other amount as the Company and RQ may jointly agree) in any future offering of debt securities as part of any refinancing of the Company’s outstanding 6.875% Senior Notes due 2021. The Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), based on the exemption from registration afforded by Section 3(a)(9) of the Securities Act.

Item 3.02 – Unregistered Sale of Equity Securities

The information set forth in Item 1.02 of this Report is hereby incorporated by reference into this Item 3.02 in its entirety.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
David C. Sienko
Vice President and General Counsel

Dated: December 23, 2019